Exhibit 13.1

CERTIFICATION PURSUANT TO

SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Open Joint Stock Company “Vimpel-Communications” (the “Company”), does hereby certify to such officer’s knowledge that:

The Annual Report on Form 20-F for the year ended December 31, 2003 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    May 6, 2004

By:    /s/ Alexander V. Izosimov

Name:    Alexander V. Izosimov

Title:    Chief Executive Officer

Date:    May 6, 2004

By:    /s/ Elena Shmatova

Name:    Elena Shmatova

Title:    Chief Financial Officer